SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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         Date of report (Date of earliest event reported): May 28, 2004


                                 WORKSTREAM INC.
               (Exact Name of Registrant as Specified in Charter)


           CANADA                    001-15503                    N/A
(State or Other Jurisdiction   (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                     Identification No.)

     495 MARCH ROAD, SUITE 300, OTTAWA, ONTARIO, CANADA         K2K-3G1
          (Address of Principal Executive Offices)             (Zip Code)

                                 (613) 270 0619
              (Registrant's Telephone Number, Including Area Code)

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Item 2.    Acquisition or Disposition of Assets.

      On May 28, 2004, Workstream Inc. (the "Company") completed the acquisition of Kadiri, Inc. ("Kadiri") via the merger of Workstream Acquisition III, Inc., a wholly-owned subsidiary of the Company ("Merger Sub"), into Kadiri, pursuant to an Agreement and Plan of Merger dated May 24, 2004, as amended, among the Company, Merger Sub and Kadiri (the "Merger Agreement"). Immediately following the consummation of the Merger, Kadiri became a wholly-owned subsidiary of the Company. Pursuant to the Merger Agreement, all of the issued and outstanding shares of capital stock of Kadiri were cancelled and extinguished and the issued and outstanding shares of Kadiri Series 2 Preferred Shares and Series 3 Preferred Shares were converted into the right to receive an aggregate of 5,400,000 of the Company's common shares. 4,450,000 of the Company's common shares, valued at approximately $12,550,000, were issued to those Kadiri shareholders at closing and 950,000 of the Company's common shares are being held in escrow. The amount of consideration was the result of arm's length negotiations. As a result of the merger, the Company acquired all the assets of Kadiri, including Kadiri's enterprise compensation management software and all plant, equipment and other physical property that Kadiri used in its business. The Company intends to use the plant, equipment and other physical property of Kadiri consistent with its long-term business objectives.

      A copy of the press release regarding the closing of the Merger issued by the Company is attached hereto as Exhibit 99.1. The description of the terms of the Merger set forth above is qualified in all respects by reference to the Merger Agreement, which is attached as an exhibit hereto and incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

      (a) Financial Statements of Businesses Acquired.

      The financial statements of Kadiri, the business acquired, required to be filed are not attached to this Form 8-K and will be filed by amendment not later than 60 days after the date on which this initial Form 8-K must be filed.

      (b) Pro Forma Financial Information.

      The pro forma financial information of Kadiri, the business acquired, required to be filed is not attached to this Form 8-K and will be filed by amendment not later than 60 days after the date on which this initial Form 8-K must be filed.

      (c) Exhibits.

      2.1 Agreement and Plan of Merger dated May 24, 2004, among Workstream Inc., Workstream Acquisition III, Inc. and Kadiri, Inc.

      2.2 Amendment to Agreement and Plan of Merger dated May 26, 2004, among Workstream Inc., Workstream Acquisition III, Inc. and Kadiri, Inc.

      99.1  Press Release issued on June 1, 2004 by Workstream Inc.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             WORKSTREAM INC.



Dated June 14, 2004                      By: /s/ Michael Mullarkey
                                            ----------------------------------
                                            Name:  Michael Mullarkey
                                            Title: Chief Executive Officer


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                                  Exhibit Index

Exhibit No.

2.1 Agreement and Plan of Merger dated May 24, 2004, among Workstream Inc., Workstream Acquisition III, Inc. and Kadiri, Inc.

2.2 Amendment to Agreement and Plan of Merger dated May 26, 2004, among Workstream Inc., Kadiri, Inc. and Workstream Acquisition III, Inc.

99.1        Press Release issued on June 1, 2004 by Workstream Inc.


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